Exhibit 99.1

Virtuoso Acquisition Corp. Stockholders Approve Proposed Merger With Wejo

Transaction Expected to Close on November 18

Combined Company to be Called Wejo

Common Stock and Warrants Expected to Commence Trading on November 19 on the Nasdaq Stock Market as WEJO and WEJOW

November 17, 2021 07:00 AM Eastern Standard Time

NEW YORK—(BUSINESS WIRE)—Virtuoso Acquisition Corp. (“Virtuoso”) (NASDAQ: VOSO), a publicly traded special purpose acquisition company, today announced that Virtuoso stockholders voted to approve its proposed merger with Wejo Group Limited (“Wejo” or the “Company”), a global leader in connected vehicle data, at a Special Meeting of Shareholders held on November 16, 2021.

The merger is expected to close on November 18, 2021 and the common stock and warrants of the combined company, which will be called Wejo, are expected to commence trading on the Nasdaq Stock Market on November 19, 2021 under the new ticker symbols, “WEJO” and “WEJOW,” respectively.

“We are very pleased to achieve this important milestone in the merger process and thank our stockholders for their support,” said Jeffrey D. Warshaw, Chairman and CEO of Virtuoso. “Wejo has built significant momentum in its business and is demonstrating the huge potential of connected vehicle data through the continued development of its technology platform, as well as its important collaborations with many market-leading companies and OEMs. We are excited to support Wejo as a public company and further establish it as the global leader in connected vehicle data.”

The formal results of the vote will be included in a Current Report on Form 8-K, to be filed by Virtuoso with the Securities and Exchange Commission.

About Wejo

Wejo is a global leader in connected vehicle data, revolutionizing the way we live, work and travel by transforming and interpreting historic and real-time vehicle data. The company enables smarter mobility by organizing trillions of data points from 11.8 million vehicles and more than 58 billion journeys globally, across multiple brands, makes and models, and then standardizing and enhancing those streams of data on a vast scale. Wejo partners with ethical, like-minded companies and organizations to turn that data into insights that unlock value for consumers. With the most comprehensive and trusted data, information and intelligence, Wejo is creating a smarter, safer, more sustainable world for all. Founded in 2014, Wejo employs more than 250 people and has offices in Manchester in the UK and in regions where Wejo does business around the world. For more information, visit: www.wejo.com.

About Virtuoso

Virtuoso Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. Virtuoso is led by Jeffrey D. Warshaw, Chairman and CEO, and Michael O. Driscoll, Chief Financial Officer. For more information, visit: www.virtuosoacquisition.com.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Virtuoso Acquisition Corp.’s (“Virtuoso”) and Wejo Limited’s, a private limited company incorporated under the laws of England and Wales with company number 08813730 (“Wejo”) actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Virtuoso’s and Wejo’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Virtuoso’s and Wejo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against Virtuoso, Wejo Group Limited, a company incorporated under the laws of Bermuda (the “Company”) and/or Wejo following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Virtuoso, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on Wejo’s business and/or the ability of the parties to complete the proposed business combination; (vi) the inability to obtain or maintain the listing of the Company’s common shares on the Nasdaq Stock Market following the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wejo to grow and manage growth profitably, and retain its key employees; (ix) costs related to the proposed business combination; (x) changes in applicable laws or regulations; and (xi) the possibility that Wejo, Virtuoso or the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Virtuoso’s most recent filings with the SEC and is contained in the Company’s Form S-4 (the “Form S-4”), which was filed on July 16, 2021 (as amended on September 7, 2021, October 1, 2021, October 7, 2021 and October 18, 2021), including the definitive proxy statement/prospectus filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning Virtuoso, Wejo or the Company, the transactions described herein or other matters and attributable to Virtuoso, the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Virtuoso, Wejo and the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Contacts

For Wejo
Media:
Mark Semer/Sam Cohen
Gasthalter & Co.
(212) 257-4170
wejo@gasthalter.com

Investors:
Tahmin Clarke
(201) 554-7328
tahmin.clarke@wejo.com

Idalia Rodriguez
Arbor Advisory Group
investor.relations@wejo.com

For Virtuoso Acquisition Corp.
Jeffrey D. Warshaw
(203) 571-6161
jeff@virtuosoacquisition.com